Commitments And Contingent Liabilities	12 Months Ended
Dec. 31, 2012
Commitments And Contingent Liabilities [Abstract]
Commitments And Contingent Liabilities
NOTE 10:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Premises occupied by the Company are leased under various lease agreements. The lease agreements for these premises will expire in 2013-2015.

The Company has leased various motor vehicles and computers under operating lease agreements. These leases expire in fiscal year 2015.

Future minimum rental payments under such leases as of December 31, 2012 are as follows:

	Rental of premises	Lease of computers	Lease of motor vehicles

2013	$1,912	$21	$556
2014	205	11	273
2015	67	-	33

	$2,184	$32	$862

Rental of premises expenses for the years ended December 31, 2010, 2011 and 2012, were $ 3,285, $ 2,735 and $ 1,458, respectively. Motor vehicle leasing expenses for the years ended December 31, 2010, 2011 and 2012, were $ 1,480, $ 948 and $ 680, respectively. Computer leasing expenses for the years ended December 31, 2010, 2011 and 2012, were $ 266, $ 121 and $ 97, respectively.

b.	Guarantees:

As of December 31, 2012, the Company had outstanding bank guarantees in the total amount of approximately $ 2,061, in favor of customers, lessors and Government authorities.

c.	Royalties:

The Company's research and development efforts have been partially financed through grants from the OCS of the Israeli Government. The Company entered an arrangement during 2003 with the OCS in Israel's Ministry of Industry and Trade where it participates in new OCS programs under which the Company is eligible to receive grants for research and development projects without any royalty repayment obligations, excluding OCS programs grants resulting from the acquisition of InnoWave, Clariton Networks  and Wavion which were not included in this arrangement.

The Company did not receive grants-bearing royalties from the OCS during the years 2006 until 2011. Through the 2011 acquisition of Wavion (see Note 1e), the Company assumed Wavion's royalty bearing grant, and the royalties assumed have been  recognized as a liability as part of the acquisition. In return for the OCS's participation for some of the grants applications (from InnoWave, Clariton Networks and Wavion), the Company is committed to pay royalties to the Israeli Government at the rate of 3.5% of sales of products in which the Israeli Government has participated in financing the research and development, up to the amounts granted. The grants received bear annual interest at LIBOR as of the date of approval. The grants are presented in the consolidated statements of operations as an offset to related research and development expenses.

Repayment of the grants is not required in the event that there are no sales of products developed within the framework of such funded programs. Royalties payable to the OCS are recorded as they become due and are classified as cost of sales. The maximum amount of the contingent liability related to royalty bearing grants payable to the Israeli Government was approximately $ 27,747 as of December 31, 2012.

d.	Liens:

Pursuant to its Loan and Security Agreement with SVB the Company pledged all of its assets under a floating charge and created a fixed charge on its IP rights and receivables.